UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 5, 2008

COLUMBIA BANCORP
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-27938 (Commission File Number)	93-1193156 (IRS Employer Identification No.)

401 East Third Street, Suite 200,
The Dalles, Oregon 97058
(Address of principal executive offices)

(541) 298-6649
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 5, 2008, Columbia Bancorp announced a strategic initiative intended to streamline its overall business operations in response to the current banking environment. The focus of the initiative is the closure of Columbia River Bank’s Mortgage Banking Team. Columbia River Bank also notified staff of a reduction in force affecting approximately 20 other employees spread across almost every branch in the bank’s four regional areas of operation, as well as the administrative offices.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated September 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 5, 2008	/s/ Roger L. Christensen Roger L. Christensen, Chief Executive Officer - Columbia River Bank; President and Chief Executive Officer - Columbia Bancorp